                                                                      EXHIBIT 99

             VALUE CITY DEPARTMENT STORES REPORTS FOURTH QUARTER AND
                           YEAR END OPERATING RESULTS

Columbus, Ohio, April 7, 2003 /PRNewswire/ -- Value City Department Stores, Inc. (NYSE: VCD) today announced its consolidated financial results for the fourth quarter and year ended February 1, 2003.

QUARTER ENDED FEBRUARY 1, 2003, COMPARED TO THE PREVIOUS YEAR'S QUARTER ENDED FEBRUARY 2, 2002:

    o Sales for the thirteen-week period ended February 1, 2003 were $678.8 million compared to $632.9 million for the period ended February 2, 2002. Total sales increased 7.2% compared to the corresponding period last year. Total sales for the quarter ended February 1, 2003 include $57.8 million attributable to operations of VCM Ltd. acquired effective February 2, 2002. The company's same store sales decreased 4.8% for the thirteen week period.

    o Net profit for the quarter was $5.3 million, or $0.16 per share on a diluted basis, compared to a net loss of $8.7 million, or $0.26 per share on a diluted basis for the same period last year.

FISCAL YEAR ENDED FEBRUARY 1, 2003, COMPARED TO THE FISCAL YEAR ENDED FEBRUARY 2, 2002:

    o Sales for the fiscal year ended February 1, 2003 were $2.5 billion compared to $2.3 billion for the fiscal year ended February 2, 2002. Total sales increased 7.3% compared to the corresponding period last year. Total sales for the year ended February 1, 2003 include $134.2 million attributable to operations of VCM Ltd. acquired effective February 2, 2002. The company's same store sales decreased 3.5% for the fiscal year.

    o Operating profit for the year was $33.9 million compared to a $16.3 million operating loss for the prior year.

    o The income for the year before extraordinary item and accounting change was $0.5 million, or $0.01 per share.

    o Net loss for the year ended February 1, 2003 was $3.7 million, or $0.11 per share on a diluted basis, compared to a net loss of $28.7 million, or $0.85 per share on a diluted basis for the prior year.

At 4:00 p.m. ET, on April 8, 2003, the Company's management team will host a conference call to review the financial results. The conference call will be simultaneously broadcast over the Internet at www.valuecity.com. A replay will be available from 5:30 p.m. ET April 8, 2003 through May 8, 2003. To listen to the replay, dial 1-800-839-0860 and reference confirmation code number 1045.

Value City Department Stores, Inc. is a leading off-price retailer operating 116 full-line department stores in the Midwest, mid-Atlantic and southeastern U.S., 20 Filene's Basement Stores and 126 better-branded DSW Shoe Warehouse Stores in major metropolitan areas throughout the country.

SOURCE: Value City Department Stores, Inc.
Contact: Jim McGrady, Chief Financial Officer - (614) 478-2300

                       VALUE CITY DEPARTMENT STORES, INC.
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)

                                                              February 1,   February 2,
                                                                 2003          2002
                                                              -----------   -----------

ASSETS
Cash and equivalents                                           $   11,059   $   35,915
Accounts receivable, net                                           10,666        6,650
Receivables from affiliates                                           933          905
Inventories                                                       389,825      396,830
Prepaid expenses and other assets                                  19,354       15,741
Deferred income taxes                                              51,317       63,102
                                                               ----------   ----------
Total current assets                                              483,154      519,143
                                                               ----------   ----------

Property and equipment, net                                       233,452      244,644

Goodwill                                                           37,619       40,974
Tradenames and other intangibles, net                              47,583       51,654
Other assets                                                       29,991       23,896
                                                               ----------   ----------
Total Assets                                                   $  831,799   $  880,311
                                                               ==========   ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                               $  160,809   $  149,864
Accounts payable to affiliates                                      4,228        8,909
Accrued expenses                                                  135,918      130,930
Current maturities of long-term obligations                           809          665
                                                               ----------   ----------
Total current liabilities                                         301,764      290,368
                                                               ----------   ----------


Long-term obligations, net of current maturities                  264,664      337,199
Deferred rent and other noncurrent liabilities                     44,207       32,315
Shareholders' equity                                              221,164      220,429
                                                               ----------   ----------
Total Liabilities and Stockholders' Equity                     $  831,799   $  880,311
                                                               ==========   ==========

                       VALUE CITY DEPARTMENT STORES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                              Thirteen Weeks Ended                   Fifty-two Weeks Ended
                                                         -------------------------------       -------------------------------
                                                          February 1,       February 2,         February 1,        February 2,
                                                            2003                2002               2003               2002
                                                         ------------       ------------       ------------       ------------
                                                          (unaudited)       (Unaudited)
Net sales, excluding sales
     of licensed departments                             $    678,755       $    632,884       $  2,450,719       $  2,283,878
Cost of sales                                                 422,520            409,414          1,514,629          1,429,455
                                                         ------------       ------------       ------------       ------------
Gross profit                                                  256,235            223,470            936,090            854,423
Selling, general and
     administrative expenses                                  239,057            239,753            909,573            888,734
License fees from affiliates                                      638              5,385              2,628             12,228
Other operating income                                            917              1,492              4,777              5,739
                                                         ------------       ------------       ------------       ------------
Operating profit (loss)                                        18,733             (9,406)            33,922            (16,344)
Interest expense, net                                           9,527              4,610             32,493             28,510
                                                         ------------       ------------       ------------       ------------
Income (loss) before equity in loss of joint
     venture, extraordinary item,
     cumulative effect of accounting change
     and income taxes                                           9,206            (14,016)             1,429            (44,854)
Equity in loss of joint venture                                    --              2,047                 --               (406)
                                                         ------------       ------------       ------------       ------------
Income (loss) before extraordinary item,
     cumulative effect of accounting change
     and income taxes                                           9,206            (11,969)             1,429            (45,260)
(Provision) benefit for income taxes                           (3,874)             3,294               (944)            16,537
                                                         ------------       ------------       ------------       ------------
Income (loss) before extraordinary item
     and cumulative effect of accounting
     change                                                     5,332             (8,675)               485            (28,723)
Extraordinary (charge), net of
     income taxes                                                  --                 --             (2,070)                --
Cumulative effect of accounting change,
     net of income taxes                                           --                 --             (2,080)                --
                                                         ------------       ------------       ------------       ------------
Net income (loss)                                        $      5,332       $     (8,675)      $     (3,665)      $    (28,723)
                                                         ============       ============       ============       ============

Basic and diluted earnings (loss) per share:
     Income (loss) before extraordinary
     item and cumulative effect of
     accounting change                                   $       0.16       $      (0.26)      $       0.01       $      (0.85)
Extraordinary (charge), net of
     income taxes                                                  --                 --       $      (0.06)                --
Cumulative effect of accounting
     change, net of income taxes                                   --                 --       $      (0.06)                --
                                                         ------------       ------------       ------------       ------------
Net income (loss)                                        $       0.16       $      (0.26)      $      (0.11)      $      (0.85)
                                                         ------------       ------------       ------------       ------------

Comparable store sales:
     Value City Department Stores                                (5.7)%             (1.2)%             (5.1)%             (3.7)%
     DSW Shoe Warehouse                                          (1.5)              (3.0)              (0.1)               0.0
     Filene's Basement                                           (4.1)               3.2                0.3                2.2
                                                         ------------       ------------       ------------       ------------
Total                                                            (4.8)%             (0.9)%             (3.5)%             (2.4)%
                                                         ============       ============       ============       ============

Store count at end of period:
     Value City Department Stores                                                                       116                117
     DSW Shoe Warehouse                                                                                 126                104
     Filene's Basement                                                                                   20                 20
                                                                                               ------------       ------------
Total                                                                                                   262                241
                                                                                               ============       ============

SOURCE: Value City Department Stores, Inc.